This presentation contains forward - looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward - loo king statements include statements concerning plans, objectives, goals, strategies, future events or performance, underlying assum pti ons, and any other statements other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and accepta nce , changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks contained in s tat ements filed from time to time with the Securities and Exchange Commission. All such forward - looking statements, whether written or oral, and whether made by or on behalf of the company, are expressly qua lified by the cautionary statements and any other cautionary statements which may accompany the forward - looking statements. In addition, the c ompany disclaims any obligation to update any forward - looking statements to reflect events or circumstances after the date hereof.

A Leading Solution Provider for China’s Water and Environment Industry Corporate Profile Technologically Competent and Technology Oriented Presence in Large and Growing Market Significant Market Demand for Growth Extensive Market Knowledge, Strong Reputation and Relationships Highly Skilled Teams of Technical Professionals and Experienced Leadership with Proven Track Record of Execution Vision To become a leading solution provider for water and environment industry in China and beyond Key Strengths Business Segments Water, Wastewater Treatment & Municipal Infrastructure (“WWTM”) Water Resource Management System & Engineering Services (“WRME”) Industrial Pollution Control & Safety (“IPCS”) Municipalities, MWR (Ministry of Water Resources) SOEs, such as CNPC, SINOPEC, PetroChina & CNOOC BUIDCo , QAPCO, Oxford Property Selected Customers 2

A Leading Solution Provider for China’s Water and Environment Industry 38.97% 9.95% 51.08% Insider/Stake Ownership Total Institutional Ownership Other Ownership Market Cap (3/21/2013) : $18.1 M Shares O/S: 8.21 million Float : 61.03% of O/S Total institutional Positions: 9.95% Current % of O/S held by Top 10 institutional holders: 9.90% Corporate Profile INS North America 3.43% INS Non - North America 6.52% Asia 38.97% 3

A Leading Solution Provider for China’s Water and Environment Industry Experienced Leadership Warren Zhao, Chairman & Co - Founder • 25+ years of management skills, technical and electric engineering expertise in Environmental Protection industry • Bachelor’s and Master’s degrees in electrical engineering from Northwestern Polytechnical University of China PhilFan , President & Chief Financial Officer, Co - Founder • 24+ years of management skills, technical and engineering experience in water resources and environmental sectors • Bachelor’s and Master’s degrees in environmental engineering from Hunan University and Master’s degree in civil engineering from Louisiana State University (LSU) • Registered professional engineer (PE, inactive) in the U.S. since 2001 Peter Dong, Chief Operating Officer & Co - Founder • 19+ years of management skills and finance expertise • Bachelor’s degree in computer science from Nanjing University of Aeronautics and Astronautics and Master’s degree in economics from Renmin University of China Gavin Cheng, Chief Executive Officer • 26+ years of management skills and engineering expertise • Bachelor of Engineering and Master of Engineering degrees from Nanjing University of Aeronautics and Astronautics • Executive MBA from Peking University in 2001 4

A Leading Solution Provider for China’s Water and Environment Industry Financial Performances 0 25 50 75 100 2008 2009 2010 2011 2012 TRIT WWTM WRME IPCS Revenue (in million USD) 37.01% 39.43% 33.92% 25.45% 24.09% 2008 2009 2010 2011 2012 TRIT Gross Margin WWTM Gross Margin WRME Gross Margin IPCS Gross Margin Gross Margin/Gross Profit $ 3.1M $ 6.6M $ 14.8M $ 21.9M $ 17.5M TRIT Gross Profit % Represents TRIT 5

A Leading Solution Provider for China’s Water and Environment Industry -5 -3 - 3 5 8 10 TRIT WWTM WRME IPCS 2008 2009 2010 2011 2012 Financial Performances 20.07% 22.92% 16.26% 9.42% - 3.12% 2008 2009 2010 2011 2012 TRIT WWTM WRME IPCS Net Profit (in Million USD) Net Margin 15.75% 15.29% 14.04% 12.94% 25.21% 0% 10% 20% 30% 40% 2008 2009 2010 2011 2012 TRIT WWTM WRME IPCS Operating Margin % Represents TRIT % Represents TRIT 6

A Leading Solution Provider for China’s Water and Environment Industry Cash Flow For the past 2 fiscal years, our cash flow has been negative which caused a decline of $11.5 million in 2011 and $3.8 million in 2012. In 2011, Build & Transfer (“BT”) projects related net cash outflow was $6.4 million corresponding to BT related revenue of $49.1 million and fixed asset investment featured a $3.8 million outflow. Therefore the non BT (“EPC”) related revenue was $36.8 million, and related cash outflow was $ 1.2 million. In 2012, BT projects related cash outflow was $0.7 million corresponding to BT related revenue of $16.9 million and fixed asset investment featured a very insignificant outflow. Therefore the EPC related revenue was $55.7 million, and related cash outflow was $3.1 million. Recognizing that its resources are limited in the current investment environment, in which it is difficult to raise money on terms that are acceptable to the itself and its shareholders, the company has relied upon its operations, bank facilities and company bond for cash which not only imposed pressure on cash but also increased the cost of financing. 7

A Leading Solution Provider for China’s Water and Environment Industry 982K 13M 49M 17M 8M 6M 9M 9M 2009 2010 2011 2012 EPC Revenue BT Revenue 34.89% 33.25% 25.58% 24.98% 38.80% 25.64% 24.36% 14.44% BT Gross Margin EPC Gross Margin Understanding of Segment Water, Wastewater Treatment & Municipal Infrastructure (“WWTM”) 8

A Leading Solution Provider for China’s Water and Environment Industry To ease cash pressure, segment’s business model transitioning from BT and EPC to EPC only reduced gross margin which diminished our competitiveness Overextension of resources for growth which wasn’t realized led to a disproportionally increased operating cost When projected growth wasn’t forthcoming, cost control measurements took longer to take effect Understanding of Segment Water, Wastewater Treatment & Municipal Infrastructure (“WWTM”) 13.02% 16.49% 14.22% 10.48% 33.59% 37.37% 38.37% 30.80% 25.39% 21.29% 2008 2009 2010 2011 2012 Operating Cost Margin Gross Margin Gross Profit 9

A Leading Solution Provider for China’s Water and Environment Industry 18.66% 13.90% 25.64% 19.28% 21.58% 36.50% 40.63% 35.23% 27.96% 26.08% 2008 2009 2010 2011 2012 Operating Cost Margin Gross Margin Gross Profit Understanding of Segment Water Resource Management System & Engineering Services (“WRME”) Competition for projects drove the gross margin down Revenues came from volumes of smaller projects which impacted the ability to effectively control operating costs 10

A Leading Solution Provider for China’s Water and Environment Industry 10.52% 17.09% 19.60% 36.69% 23.51% 25.26% 2010 2011 2012 Operating Cost Margin Gross Margin Gross Profit Understanding of Segment Industrial Pollution Control & Safety (“IPCS”) Competition for projects drove the gross margin down Operating costs grew at similar rate compared to that of the revenue 11

A Leading Solution Provider for China’s Water and Environment Industry Efforts Cost Management » Reducing employee headcount, reorganizing operating units and refining spontaneous measurements to act upon business challenges and transitions in WWTM segment » Redefining budget and project related expenditure management to control the rate at which costs grow in relationship to which the business grows in WRME and IPCS segments » Reconstructing a comprehensive compensation system to better motivate management and employees to improve operating efficiency Business focus management » In WWTM, realigning business focus in niche market where our compatibility prevails and geographic areas where business overhead can be well managed » In WRME and IPCS, prioritizing resources to support projects with selected gross margins and favorable payment terms » Reinforcing projects pre - evaluation process based upon profitability analysis. BT projects shall not be considered unless a partnership with entities of financing capability can be established 12

A Leading Solution Provider for China’s Water and Environment Industry Measurements Cash flow management » Focusing on payment collection to improve the turnover rate of account receivables » Focusing on improvement of the turnover rate of account payables » Seeking alternative financing with acceptable terms Strategic partnership initiatives » Seeking strategic alliances with entities of financing capabilities » Seeking strategic alliances with partners with superior industrial technology » Seeking strategic alliances with partners sharing fundamental synergy 13

A Leading Solution Provider for China’s Water and Environment Industry Thank You 14